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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 22, 2006


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)

          MICHIGAN                     0-452                38-1093240
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


       100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                   49286
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 22, 2006, Mr. J. Russell Fowler retired from our board of directors after nearly 40 years of distinguished service. Upon his retirement, as authorized by our bylaws, the board reduced the number of directors constituting the entire board from seven to six.

         In recognition of Mr. Fowler's service, the board appointed him an honorary member of the board of directors and authorized paying him the same compensation for service in that capacity as we pay our non-employee directors. Under our bylaws, an honorary member of the board of directors is entitled to attend board meetings but has no vote.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TECUMSEH PRODUCTS COMPANY


Date: February 23, 2006              By  /s/ James S. Nicholson
                                        -------------------------------------
                                         James S. Nicholson
                                         Vice President, Treasurer and Chief
                                         Financial Officer